UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to §240.14a-12

Madison/Claymore Covered Call & Equity Strategy Fund

(Name of Registrant As Specified in its Declaration of Trust)

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[    ]  Fee paid previously with preliminary materials.

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MADISON/CLAYMORE
COVERED CALL & EQUITY STRATEGY FUND
2455 Corporate West Drive
Lisle, Illinois 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on July 26, 2011

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, July 26, 2011, at 11:30 a.m. Central time. The Annual Meeting is being held for the following purposes:

 1. To elect two Trustees as Class I Trustees to serve until the Fund’s 2014 annual meeting of shareholders or until their respective successors shall have been elected and qualified;

 2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

     The Board has fixed the close of business on June 30, 2011, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting.

By order of the
     Board of Trustees

Kevin M. Robinson
Chief Executive Officer and
Chief Legal Officer

 Lisle, Illinois
 July 6, 2011

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY BY TELEPHONE, INTERNET OR MAIL. IF VOTING YOUR PROXY BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

MADISON/CLAYMORE
COVERED CALL & EQUITY STRATEGY FUND

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 2011

     This document gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number, (800) 851-0264.

     This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, July 26, 2011, and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 26, 2011, at 11:30 a.m. Central time. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card are first being sent to the Fund’s Shareholders on or about July 11, 2011.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on July 26, 2011: This proxy statement is available on the Internet at: https://materials.proxyvote.com/556582. On this site, you will be able to access the proxy statement for the Annual Meeting and any amendments or supplements to the foregoing material required to be furnished to Shareholders.

 • Why is a Shareholder meeting being held?

 The Fund’s Shares are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “MCN,” which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year.

 • What proposal will be voted on at the Annual Meeting?

 Shareholders of the Fund are being asked to vote on the following proposal at the Annual Meeting:

To elect two Trustees as Class I Trustees (Mr. Randall C. Barnes and Mr. Frank E. Burgess) to serve until the Fund’s 2014 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•	Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

•	Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Tuesday, July 26, 2011, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

•	How does the Board recommend that Shareholders vote on the proposal?

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR ALL” of the nominees for the Board of Trustees (Mr. Randall C. Barnes and Mr. Frank E. Burgess).

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 30, 2011 (the “Record Date”) are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shareholders will be entitled to one vote on each matter to be voted for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting.

•	How do you vote your shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote your proxy via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at (800) 851-0264 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

•	What vote is required to approve the Proposal?

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•	How many Shares of the Fund were outstanding as of the record date?

At the close of business on June 30, 2011, the Fund had 19,268,423 Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

     The Fund’s Shares are listed on the NYSE, which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. Therefore, Shareholders of the Fund are being asked to elect two Trustees (Mr. Randall C. Barnes and Mr. Frank E. Burgess are the nominees) as Class I Trustees to serve until the Fund’s 2014 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

     The Trustees of the Fund are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

 CLASS I TRUSTEES

 -Mr. Randall C. Barnes and Mr. Frank E. Burgess are the Class I Trustees and are standing for election at the Annual Meeting. If elected, the term of the Class I Trustees of the Fund will continue until the Fund’s 2014 annual meeting of shareholders or until their successors shall have been elected and qualified.

 CLASS II TRUSTEES

 -Mr. James R. Imhoff, Jr. and Mr. Ronald A. Nyberg are the Class II Trustees. The term of the Class II Trustees of the Fund will continue until the Fund’s 2012 annual meeting of shareholders or until successors shall have been elected and qualified.

 CLASS III TRUSTEES

 -Mr. Ronald E. Toupin, Jr. and Mr. Lorence D. Wheeler are the Class III Trustees. The term of the Class III Trustees of the Fund will continue until the Fund’s 2013 annual meeting of shareholders or until successors shall have been elected and qualified.

     Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period.

     Each Class I Trustee nominee elected at the Annual Meeting as a Class I Trustee of the Fund will hold office until the Fund’s 2014 annual meeting of shareholders or until successors shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Class I Trustee nominee named above. Each Trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees

     Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) is indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund’s investment adviser, Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”), or the Fund’s investment manager, Madison Asset Management, LLC (“Madison” or the “Investment Manager”), and comply with the definition of “independent” (as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended) (the “Independent Trustees”).

     The Fund is part of a fund complex (referred to herein as the “Fund Complex”) comprised of 15 closed-end funds, including the Fund, and 43 exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

Term of
		Office(2)		Number of
		and		Portfolios in	Other
Name,	Position(s)	Length		Fund Complex	Directorships
Address(1)and	Held with	of Time	Principal Occupation	Overseen by	held by
Year of Birth	Fund	Served	During The Past Five Years	Trustee	Trustee
INDEPENDENT TRUSTEES:

Randall C. Barnes(3)	Trustee	Trustee	Private Investor (2001-present).	53	None.
Year of birth: 1951		since 2004	Formerly, Senior Vice President &
Treasurer. PepsiCo, Inc. (1993-1997),
President, Pizza Hut International
(1991-1993) and Senior Vice President,
Strategic Planning and New Business
Development of PepsiCo, Inc. (1987-1990).

James R.	Trustee	Trustee	Chairman and CEO of First Weber	1	Director, Park
Imhoff, Jr.		since 2004	Group, a real estate services company		Bank (1978-
5250 East			(1996-present).		present). Trustee,
Terrace Drive					the Madison
Madison, WI 53718					Mosaic family of
Year of Birth: 1944					mutual funds (13)
(1996-present)
and Madison
Strategic Sector
Premium Fund
(2005-present),
Ultra Series
Funds (17) (2009-
present), and
Members Mutual
Funds (13) (2009-
present).

Ronald A. Nyberg	Trustee	Trustee	Partner of Nyberg & Cassioppi, LLC,	55	None.
Year of birth: 1953		since 2004	a law firm specializing in Corporate
Law, Estate Planning and Business
Transactions (2000-present). Formerly,
Executive Vice President, General Counsel
and Corporate Secretary of Van Kampen
Investments (1982-1999).

Term of
		Office(2)		Number of
		and		Portfolios in	Other
Name,	Position(s)	Length		Fund Complex	Directorships
Address(1)and	Held with	of Time	Principal Occupation	Overseen by	held by
Year of Birth	Fund	Served	During The Past Five Years	Trustee	Trustee
Ronald E.	Trustee	Trustee	Portfolio Consultant (2010-present).	52	Trustee, Bennett
Toupin, Jr.		since 2004	Formerly, Vice President, Manager		Group of Funds
Year of birth: 1958			and Portfolio Manager of Nuveen		(2011-present).
Asset Management (1998-1999),
Vice President of Nuveen Investment
Advisor Corporation (1992-1999),
Vice President and Manager of Nuveen
Unit Investment Trusts (1991-1999) and
Assistant Vice President and Portfolio
Manager of Nuveen Unit Investment
Trusts (1988-1999), each of John
Nuveen & Company, Inc. (1982-1999).

Lorence D.	Trustee	Trustee	Formerly, President of Credit Union	1	Director, Grand
Wheeler		since 2004	Benefits Services Inc. (1986-1997)		Mountain Bank
Year of Birth: 1938			and Pension Specialist for CUNA		FSB (2003-
			Mutual Group (1997-2001).		present) and
Grand Mountain
Bancshares Inc.
(2006-present),
Trustee, Madison
Mosiac family of
mutual funds (13)
(1996-present), and
Madison Strategic
Sector Premium
Fund (2005-
present), Ultra
Series Funds (17)
(2009-present) and
Members Mutual
Funds (13) (2009-
present).
INTERESTED TRUSTEE:

Frank E.	Trustee,	Trustee	Founder, President and CEO of	1	Director, Capitol
Burgess†(3)	Senior	since	Madison Investment Advisors, Inc.		Bankshares, Inc.
550 Science Drive	Vice	2004	and Madison Asset Management,		(1999-present),
Madison, WI	President		LLC. (1974-present)		Outrider
53711					Foundation,
Year of Birth: 1942					Inc.(2003-present),
American Riviera
Bank of CA,
(2005-present) and
Capitol Bankshares
of WI (1995-
present). Trustee,
Madison Strategic
Sector Premium
Fund (2005-
present), Madison
Mosaic family of
mutual funds (13)
(1996-present), and
Ultra Series Funds
(17) (2009-
present), and
Members Mutual
Funds (13) (2009-
present).

†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Burgess is an interested person of the
Fund because he is an officer of the Investment Manager and certain of its affiliates.

(1)	The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532,
unless otherwise noted.
(2)	Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.
(3)	Nominee for election as a Trustee at the Annual Meeting.

Qualifications and Experience of Trustees and Nominees

     The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

     Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund and other funds in the Fund Complex since 2004. Mr. Barnes also serves on the board of certain Claymore Investments, Inc. (an affiliate of the Adviser) sponsored Canadian funds. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

     Frank E. Burgess. Mr. Burgess has served as a Trustee of the Fund since 2004. Through his service as a Trustee of the Fund, his service on other public and private company boards, including on other investment company boards, and his experience as founder, President and Chief Executive Officer of the Investment Manager and Madison Investment Advisors, Inc., each a registered investment adviser, Mr. Burgess is experienced in financial, investment and regulatory matters.

     James R. Imhoff, Jr.. Mr. Imhoff has served as a Trustee of the Fund since 2004. Through his service as a Trustee of the Fund, his service on other public and private company boards, including on other investment company boards, his experience as Chairman and Chief Executive Officer of First Weber Group, a real estate services company, and his prior experience, including board membership of charitable and community boards, Mr. Imhoff is experienced in financial, investment, technology and regulatory matters.

     Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm,

Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

     Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

     Lorence D. Wheeler. Mr. Wheeler has served as a Trustee of the Fund since 2004. Through his service as a Trustee of the Fund, his service on other public and private company boards, including on other investment company boards, his professional training and his prior experience, including President of Credit Union Benefits Services Inc., Mr. Wheeler is experienced in financial, investment and regulatory matters.

     Each Trustee also now has considerable familiarity with the Fund, its adviser, manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund.

Executive Officers

     The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Investment Manager or affiliates of the Adviser or the Investment Manager and may receive compensation in such capacities.

Term of
Office(2) and
Name,		Length
Address(1)and		of Time	Principal Occupation During
Year of Birth	Title	Served	the Past Five Years
Kevin M. Robinson	Chief	Since	Senior Managing Director, General Counsel
Year of birth: 1959	Executive	2008	and Corporate Secretary of Guggenheim Funds
	Officer		Investment Advisors, LLC, Guggenheim Funds
	and Chief		Distributors, Inc., and Guggenheim Funds
	Legal Officer		Services Group, Inc. (2007-present); Chief
Executive Officer and Chief Legal Officer of
certain funds in the Fund Complex. Formerly,
Associate General Counsel of NYSE Euronext,
Inc. (2000-2007). Formerly, Archipelago
Holdings, Inc. Senior Managing Director and
Associate General Counsel of ABN Amro Inc.
(1997-2000). Formerly, Senior Counsel in the
Enforcement Division of the U.S. Securities
and Exchange Commission (1989-1997).

Term of
Office(2) and
Name,		Length
Address(1)and		of Time	Principal Occupation During
Year of Birth	Title	Served	the Past Five Years
John Sullivan	Chief	Since	Senior Managing Director of Guggenheim
Year of birth: 1955	Financial	2011	Funds Investment Advisors, LLC and
	Officer,		Guggenheim Funds Distributors, Inc. (2010 –
	Chief		present). Chief Financial Officer, Chief
	Accounting		Accounting Officer and Treasurer of certain
	Officer and		funds in the Fund Complex. Previously, Chief
	Treasurer		Compliance Officer of Van Kampen Funds
(2004-2010); Head of Mutual Fund Accounting
and Administration, Morgan Stanley
Investment Management (2002-2004); Chief
Financial Officer and Treasurer of Van
Kampen Funds (1996-2004).

Bruce Saxon	Chief	Since 2006	Vice President - Fund Compliance Officer of
Year of birth: 1957	Compliance		Guggenheim Funds Services Group, Inc.
	Officer		(2006-present). Chief Compliance Officer of
certain funds in the Fund Complex. Chief
Compliance Officer/Assistant Secretary of
Harris Investment Management, Inc. (2003-
2006). Director-Compliance of Harrisdirect
LLC (1999-2003).

Elizabeth H.	Secretary	Since 2009	Assistant General Counsel of Guggenheim
Hudson			Funds Services Group, Inc. (2009-present).
Year of birth: 1980			Secretary or Assistant Secretary of certain
funds in the Fund Complex. Previously,
associate at Bell, Boyd & Lloyd LLP (nka
K&L Gates LLP) (2007-2008). J.D.,
Northwestern University (2004-2007).

Jay Sekelsky	Vice	Since 2004	Managing Director of Madison Investment
Year of birth: 1959	President		Advisors, Inc. and Vice President of Madison
Asset Management, LLC. Vice President of
Madison Strategic Sector Premium Fund and
funds in the Mosaic fund complex.

Katherine L. Frank	Vice	Since 2004	Managing Director of Madison Investment
Year of birth: 1960	President		Advisors, Inc. Vice President of Madison Asset
Management. Trustee and President of
Madison Strategic Sector Premium Fund and
funds in the Mosaic fund complex. Trustee of
MEMBERS mutual fund family and Ultra
Series mutual funds, both of WI.

Greg Hoppe	Vice	Since 2008	Vice President of Madison Mosaic, LLC;
Year of birth: 1969	President		Vice President of Madison Asset Management,
LLC.

Ray DiBernardo	Vice	Since 2009	Vice President of Madison Investment
Year of birth: 1962	President		Advisors, Inc.

Term of
Office(2) and
Name,		Length
Address(1)and		of Time	Principal Occupation During
Year of Birth	Title	Served	the Past Five Years
James Howley	Assistant	Since 2007	Vice President, Fund Administration of
Year of birth: 1972	Treasurer		Guggenheim Funds Services Group, Inc.
(2004-present). Assistant Treasurer of certain
funds in the Fund Complex. Previously,
Manager, Mutual Fund Administration of Van
Kampen Investments, Inc (1996-2004).

Donald P. Swade	Assistant	Since 2008	Vice President, Fund Administration of
Year of birth: 1972	Treasurer		Guggenheim Funds Investment Advisors, LLC
and Guggenheim Funds Distributors, Inc.
(2006-present).; Assistant Treasurer of certain
funds in the Fund Complex. Formerly,
Manager-Mutual Fund Financial
Administration for Morgan Stanley/Van
Kampen Investments (2003-2006).

Mark J. Furjanic	Assistant	Since 2008	Vice President, Fund Administration-Tax of
Year of birth: 1959	Treasurer		Guggenheim Funds Investment Advisors, LLC.
and Guggenheim Funds Distributors, Inc.
(2005-present); Assistant Treasurer of certain
funds in the Fund Complex. Formerly, Senior
Manager for Ernst & Young LLP (1999-2005).

Derek Maltbie	Assistant	Since 2011	Assistant Vice President, Fund Administration
Year of birth: 1972	Treasurer		of Guggenheim Funds Investment Advisors,
LLC (2005-present). Assistant Treasurer of
certain funds in the Fund Complex. Supervisor,
Mutual Fund Administration of Van Kampen
Investments, Inc. (1995-2005).

Mark E. Mathiasen	Assistant	Since 2008	Vice President; Assistant General Counsel of
Year of birth: 1978	Secretary		Guggenheim Funds Services Group, Inc.
(2007-present). Secretary of certain funds in
the Fund Complex. Previously, Law Clerk,
Idaho State Courts (2003-2006).

(1)	The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532,
unless otherwise noted.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Leadership Structure

     The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Investment Manager and other service providers who have been approved by the Board. The Board is currently comprised of six Trustees, five of whom (including the chairman) are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”) and one of whom is classified as an interested person of the Fund (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

     The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.

Board Committees

     The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The Board has two committees consisting of an Audit Committee and a Nominating and Governance Committee.

     Audit Committee. The Board has an Audit Committee, which is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

     The members of the Audit Committee are Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler. Mr. Barnes serves as chairperson of the Audit Committee.

     The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on April 20, 2010 (the “Audit Committee Charter”). In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Audit Committee Charter was attached as Appendix A to the Fund’s 2010 proxy statement.

 The Audit Committee presents the following report on behalf of the Fund:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period.

     Nominating and Governance Committee The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler, each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.

     The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Board on January 20, 2009. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Nominating and Governance Committee Charter was attached as Appendix A to the Fund’s 2009 proxy statement.

     The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund’s advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to) such Fund’s Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-three (73), unless such person is an “interested person” of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

     A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an “interested person” of the Fund as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications.

     The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund’s shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

     In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

     To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix B to the Nominating and Governance Committee Charter, which was attached as Appendix A to the Fund’s 2009 proxy statement. Shareholder recommendations must be sent to the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

     The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

Board’s Role in Risk Oversight

     Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, the Adviser, the Manager and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Adviser and Manager on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Shareholder Communications

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

     As of June 30, 2011, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities Overseen by
Name of Trustee	Securities in the Fund	Trustees in the Fund Complex
Independent Trustees:
Randall C. Barnes	None	Over $100,000
James R. Imhoff, Jr.	$50,001-$100,000	$50,001-$100,000
Ronald A. Nyberg	$1-$10,000	Over $100,000
Ronald E. Toupin, Jr.	None	None
Lorence D. Wheeler	$50,001-$100,000	$50,001-$100,000

Interested Trustee
Frank E. Burgess	Over $100,000	Over $100,000

     As of June 30, 2011, Trustees and officers of the Fund beneficially owned Shares of the Fund as specified below:

Independent Trustees:

Randall C. Barnes	None
James R. Imhoff, Jr.	9,077
Ronald A. Nyberg	974
Ronald E. Toupin, Jr.	None
Lorence D. Wheeler	5,646

Interested Trustee

Frank E. Burgess	43,000

     As of June 30, 2011, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

Board and Committee Meetings

     During the Fund’s fiscal year ended December 31, 2010, the Board held four meetings, the Fund’s Audit Committee held two meetings and the Fund’s Nominating and Governance Committee held three meetings.

     Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund’s fiscal year ended December 31, 2010. It is the Fund’s policy to encourage Trustees to attend annual shareholders’ meetings.

Trustee Compensation

     The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Investment Manager or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Fund’s Trustees for the Fund’s fiscal year ended December 31, 2010. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

	Compensation	Total Compensation
Name of Trustee(1)	from the Fund	from the Fund Complex
Randall C. Barnes	$23,000	$279,125
James R. Imhoff, Jr.	$21,500	$ 21,500
Ronald A. Nyberg	$23,000	$363,000
Ronald E. Toupin, Jr.	$26,000	$305,250
Lorence D. Wheeler	$21,500	$ 21,500

(1)	Trustees not eligible for compensation are not included in the above table.

Shareholder Approval

     The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the Proposal at the Annual Meeting at which a quorum (i.e., a majority of the Shares entitled to vote on the Proposal) is present in person or by proxy is necessary to approve the Proposal. The holders of the Fund’s Shares will have equal voting rights (i.e., one vote per Share).

     Votes withheld will have the same effect as votes against the proposal. “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

Board Recommendation

     The Board of the Fund, including all of the Independent Trustees, unanimously recommends that you vote “FOR ALL” of the nominees for the Board of Trustees (Mr. Randall C. Barnes and Mr. Frank E. Burgess).

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

     The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Votes withheld and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

     The Board has fixed the close of business on June 30, 2011 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote your proxy via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at (800) 851-0264 to obtain directions to the site of the Annual Meeting.

     All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion if your properly executed proxy card has been received.

     Shareholders who execute proxy cards or vote proxies via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Adviser and Investment Manager

     GFIA and its affiliates (“Guggenheim Funds”) offer strategic investment solutions for financial advisors and their valued clients. As an innovator in exchange-traded funds (ETFs), unit investment trusts (UITs) and closed-end funds

(CEFs), Guggenheim Funds often leads its peers with creative investment strategy solutions. Guggenheim Funds provides supervision, management or servicing of assets with a commitment to consistently delivering exceptional service.

     Guggenheim Funds is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under management and supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

     Madison Asset Management, LLC, a subsidiary of Madison Investment Advisors, Inc., acts as the Fund’s investment manager and is responsible for the day-to-day management of the Fund’s portfolio. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies, with assets under management of approximately $16 billion as of March 31, 2011.

Administrator

     Guggenheim Funds Investment Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund’s administrator.

Independent Registered Public Accounting Firm

     Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund’s fiscal year ended in 2010 and fiscal year ending in 2011. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

     Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees

     The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal year ended December 31, 2010, were approximately $46,000 and for the Fund’s fiscal year ended December 31, 2009, were approximately $46,000.

Audit-Related Fees

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund’s registration statements, comfort letters and consents) for the Fund’s fiscal year ended December 31, 2010, were $0 and for the Fund’s fiscal year ended December 31, 2009, were $0. E&Y did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.

Tax Fees

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns) for the Fund’s fiscal year ended December 31, 2010, were approximately $6,000 and for the Fund’s fiscal year ended December 31, 2009, were approximately $6,900. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund’s Audit Committee for such periods.

All Other Fees

     Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund’s fiscal year ended December 31, 2010, or for the Fund’s fiscal year ended December 31, 2009.

Aggregate Non-Audit Fees

     The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund’s fiscal year ended December 31, 2010, were approximately $6,000 and for the Fund’s fiscal year ended December 31, 2009, were approximately $6,900.

Audit Committee’s Pre-Approval Policies and Procedures

     As noted above, the Audit Committee is governed by the Audit Committee Charter, which was attached as Appendix A to the Fund’s 2010 proxy statement, which includes Pre-Approval Policies and Procedures in Section IV of such Charter.

     Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

 IV. To fulfill its responsibilities and duties the Audit Committee shall:

C. 2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any nonaudit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund for the fiscal years ended December 31, 2010, and December 31, 2009.

     None of the services described above for the Fund’s fiscal years ended December 31, 2010, and December 31, 2009, were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

     As of the record date, to the knowledge of the Fund, one person (shown in the table below) beneficially owned more than 5% of the voting securities of the Fund.

Shareholder Name and Address	Share Holdings	Percentage Owned
First Trust Portfolios L.P. (1)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187	2,319,484	12.04%

(1)	Based on information obtained from a Schedule 13G filed with the U.S. Securities and Exchange
Commission on December 31, 2010. According to the Schedule 13G filing, First Trust Portfolios
L.P. is sponsor of several unit investment trusts which hold shares of common stock of the Fund. No unit investment trust sponsored by First Trust Portfolios L.P. holds 5% or more of the Fund’s common stock.

Financial Statements and Other Information

     The Fund will furnish, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report to any Shareholder upon request. Requests should be directed to Guggenheim Funds Distributors, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (800) 851-0264.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s Shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the New York Stock Exchange. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2010, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Principles of the Fund

     The Fund is committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its Shareholders, although certain non-public personal information of its Shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its Shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about the Shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

Deadline for Shareholder Proposals

     The Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices.

     The notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a Trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person’s written consent to being named as a nominee and to serving as a Trustee if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Fund’s books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to Shares of the Fund, (v) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund’s outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Trustee of the Fund.

     To be timely, the notice must be delivered to the Secretary of the Fund at the Fund’s principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th)

day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund).

     The foregoing description of the procedures for a shareholder properly to make a nomination for election as a Trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

     Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with such annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by March 13, 2012. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund’s By-Laws, not earlier than the close of business on March 28, 2012 nor later than the close of business on April 27, 2012 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act).

Expenses of Proxy Solicitation

     The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Guggenheim Funds or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

     The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     In the event a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal is not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

KEVIN M. ROBINSON
Chief Executive Officer and Chief Legal Officer

July 6, 2011

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M37583-P15334	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNEDAND DATED.	DETACH AND RETURN THIS PORTION ONLY

Madison/Claymore Covered Call &
Equity Strategy Fund
			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark "For All Except" and write the
name(s) of the nominee(s) on the line below.
1.	Election of Trustees
	Class I Nominees		☐	☐	☐

Nominees:

	01)	Randall C. Barnes

	02)	Frank Burgess

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT
https://materials.proxyvote.com/556582

M37584-P15334

     Solicited by the Board of Trustees
Madison/Claymore Covered Call & Equity Strategy Fund
Annual Meeting of Shareholders
July 26, 2011

MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

The annual meeting of shareholders of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, July 26, 2011, at 11:30 a.m. Central time (the "Annual Meeting"). The undersigned hereby appoints Elizabeth H. Hudson and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at theAnnual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.